Exhibit 99.1

Unum Therapeutics Strengthens and Expands Leadership Team

– Matthew Osborne Appointed as Chief Financial Officer –

– Jessica Sachs Promoted to Chief Medical Officer –

– Mert Aktar Appointed as Head of Business and Corporate Development –

CAMBRIDGE, Mass., June 13, 2019 (GLOBE NEWSWIRE) — Unum Therapeutics Inc. (NASDAQ: UMRX), a clinical-stage biopharmaceutical company focused on the development of cellular immunotherapies to treat cancer based on its novel T cell technology platforms, today announced new additions to its leadership team. Matthew Osborne will be joining as Chief Financial Officer, effective June 24, 2019. Jessica Sachs, M.D., will become Chief Medical Officer, effective July 15, 2019, replacing Michael Vasconcelles, M.D., who is transitioning to a clinical advisory role and departing the company. Mert Aktar has been appointed to the newly created role of Head of Business and Corporate Development. Each new executive has a proven track record of excellence and adds decades of experience to the Unum leadership team.

“We are excited to welcome Matt, Jessica, and Mert to the leadership team at Unum. They each bring deep experience to their respective functions, and their contributions will be important to our work building our pipeline of engineered T cell therapies across a broad range of cancers,” said Chuck Wilson, President and Chief Executive Officer of Unum. “I would also like to thank Mike Vasconcelles for his enormous contributions at Unum over the last several years, and I look forward to continuing to work with him as he transitions into an advisory role.”

“I’ve supported many companies throughout my career helping to bring innovative and transformative new therapies to patients, and am excited about Unum’s cutting-edge T cell therapy platforms, ACTR and BOXR, with potential best-in-class product profiles in lymphoma and myeloma, and expanding these platforms in solid tumors,” said Mr. Osborne. “I look forward to joining the talented leadership team at Unum and working together to make a difference in the lives of patients with cancer.”

Mr. Osborne joins Unum with over 20 years of biotechnology capital markets and corporate industry experience from past roles as an equity research analyst on Wall Street and as a highly-respected corporate communications and investor relations professional in the biotechnology industry. Most recently, he was vice president of corporate affairs, communications and investor relations at Voyager Therapeutics, and he also served as global head of investor relations at Shire plc (now Takeda) during its acquisitions of Baxalta Inc. and Dyax Corp., vice president of corporate communications and investor relations at Synageva BioPharma from its public inception through its acquisition by Alexion Pharmaceuticals, and investor relations at Vertex Pharmaceuticals as part of an Institutional Investor highly-ranked investor relations team. On Wall Street as a biotechnology sell-side analyst, he covered small-to-large cap biotechnology companies at Lazard Capital Markets and Leerink Swann (now SVB Leerink) analyzing the development of several blockbuster drugs across multiple therapeutic areas. Mr. Osborne received a B.S. in Biology from Syracuse University and M.B.A. from the D’Amore-McKim School of Business at Northeastern University.

Dr. Sachs has over 16 years of experience in oncology and pediatrics, including a decade in industry. She been serving as Vice President of Clinical Sciences at Unum since 2017, where she has been responsible for the clinical development strategy and medical and translational oversight of the Unum portfolio. Prior to joining Unum, Dr. Sachs spent several years at Takeda/Millennium where she led multiple clinical programs in oncology and transplantation, and at Genzyme Corporation, where she was responsible for post-marketing safety surveillance and risk management activities for a variety of oncology products. Dr. Sachs has been a faculty member of the Harvard Medical School since 2007 and is an Assistant in Pediatrics in the Division of Pediatric Hematology/Oncology at the Massachusetts General Hospital. She completed her fellowship in pediatric hematology and oncology at the Dana Farber Cancer Institute and Children’s Hospital Boston. She received her M.D. from Washington University in St. Louis and her B.S. from Duke University.

Mr. Aktar has 19 years of multinational experience in pharmaceuticals and biotechnology, including leadership roles in business development and technical operations. He joins Unum from Shire plc (now Takeda) where he most recently served as global head of hematology and immunology business development. While at Shire, Mr. Aktar led a team responsible for identification, evaluation and execution of global business development opportunities and facilitated the company’s acquisitions of Baxalta Inc. and Dyax Corp. Prior to Shire, Mr. Aktar held positions of increasing responsibility at Biogen, ensuring clinical and commercial supply of biologics across diverse therapeutic areas. Mr. Aktar received a B.S. in Chemical Engineering from Worcester Polytechnic Institute, M.S. in Engineering Management from Tufts University, and M.B.A. from the Massachusetts Institute of Technology Sloan School of Management.

About Unum Therapeutics

Unum Therapeutics is a clinical-stage biopharmaceutical company providing potentially curative T cell therapies to treat a broad range of cancer patients. Unum’s novel proprietary technologies include Antibody-Coupled T cell Receptor (ACTR), a universal, engineered cell therapy intended to be used in combination with a wide range of tumor-specific antibodies to target different tumor types, and Bolt-On Chimeric Receptor (BOXR), an approach for improving T cell functionality in solid tumor cancer applications. Unum has four programs currently in Phase I clinical testing, including ACTR707 used in combination with rituximab in adult patients with r/r NHL; ACTR087 used in combination with the novel antibody SEA-BCMA in r/r multiple myeloma; and ACTR707 used in combination with trastuzumab in adult patients with HER2+ advanced cancer. The Company is headquartered in Cambridge, MA.

Forward-Looking Statements

This press release contains forward-looking statements including, without limitation, statements regarding our future expectations, plans and prospects, including projections regarding future revenues and financial performance, our long-term growth, enrollment and results for our preclinical and clinical activities, the development of our product candidates, including the lead ACTR product candidates and the BOXR platform and product candidates, and the anticipated timing of any of our clinical trials and regulatory filings, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, as amended. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results could differ materially from the projections disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including risks related to the accuracy of our estimates regarding expenses, future revenues, capital requirements, and the need for additional financing, the success, cost and timing of our product development activities and clinical trials, our ability to obtain and maintain regulatory approval for our product candidates, and the other risks and uncertainties described in the “Risk Factors” sections of our public filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Investor Contact:

Stern Investor Relations, Inc.

Stephanie Ascher, 212-362-1200

stephanie@sternir.com

Media Contact:

Arleen Goldenberg, 202-930-4762

agoldenberg@vergescientific.com